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                                                                   EXHIBIT 23(a)





                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 19, 2000 relating to the financial statements, which are included in FleetBoston Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the references to us under the headings "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
May 26, 2000